UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2008

                        Commission File Number: 000-21559

                          L-1 IDENTITY SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                        02-0807887
(STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER IDENTIFICATION
         INCORPORATION)                                         NO.)

                                177 BROAD STREET
                           STAMFORD, CONNECTICUT 06901
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 504-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On March 23, 2008, L-1 Identity Solutions, Inc. ("L-1") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Dolomite Acquisition Co., a wholly owned subsidiary of L-1 ("Merger Sub"), and Digimarc Corporation ("Digimarc"). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Digimarc, with Digimarc continuing as the surviving corporation and a wholly owned subsidiary of L-1 (the "Merger"). As a result of the Merger, L-1 will own the business, operations, assets and liabilities primarily related to Digimarc's Secure ID Business. Prior to the closing of the Merger, Digimarc will form a separate entity and spin off the business, operations, assets and liabilities of its Digital Watermarking Business to its stockholders (the "Spin-Off"). After the Spin-Off, the new company holding the Digital Watermarking Business and certain other assets and liabilitites will bear the Digimarc name ("new Digimarc").

Under the terms of the Merger Agreement, the stockholders of Digimarc will receive aggregate consideration currently estimated at $245 million, of which approximately $120 million will be paid in cash and the remainder will be paid in shares of L-1 common stock. The number of shares of L-1 common stock issuable in connection with the Merger will be based on the average trading price of L-1 common stock over the twenty (20) consecutive trading days ending on the fifth trading day prior to the closing of the Merger. Assuming that the average trading price of L-1 common stock will be between $11.00 and $14.00 per share, L-1 will issue approximately 10,300,000 shares. If the average trading price is greater than $14.00, the exchange ratio will be adjusted downward based on the actual average trading price, and if the average trading price is less than $11.00, L-1 will issue a maximum of 11,300,000 shares. In connection with the Spin-Off, L-1 has also committed to purchase $5,000,000 of new Digimarc common stock.

The Merger Agreement contains customary representations, warranties and covenants of the parties. Digimarc has also agreed not to (i) solicit alternative acquisition proposals or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or provide confidential information in connection with, any alternative acquisition proposal.

The Merger Agreement contains certain termination rights for both L-1 and Digimarc. If the Merger Agreement is terminated by either L-1 or Digimarc under specified circumstances, Digimarc will be required to pay L-1 a termination fee equal to $7,500,000. In addition, if the Merger Agreement is terminated by Digimarc under certain specified circumstances (including L-1's failure to consummate the Merger if certain conditions precedent have been met), L-1 will be required to pay Digimarc a termination fee equal to $7,500,000. Each of L-1 and Digimarc will be required to reimburse the other party's expenses in certain circumstances in an amount not to exceed $3,000,000.

The Merger is subject to customary closing conditions, including the receipt of all necessary regulatory approvals, the approval of Digimarc's stockholders and consummation of the Spin-Off.

In connection with the Merger Agreement, Bruce Davis, Michael McConnell, Robert Eckel, Robert Chamness, Reed Stager and Philip Monego, Sr. have entered into or will enter into Support Agreements with L-1 pursuant to which each such individual has agreed or will agree to vote all of his shares of Digimarc common stock in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Spin-Off. In the event that the Merger Agreement terminates for any reason, the Support Agreements will automatically terminate.


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The foregoing descriptions of the Merger Agreement and the Support Agreements
are qualified in their entirety by reference to the full text of the Merger Agreement and the Form of Support Agreement, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about L-1 or Digimarc. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between L-1 and Digimarc rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about L-1 or Digimarc.

ITEM 8.01 OTHER EVENTS

On March 24, 2008, L-1 issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit
99.1 hereto.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed transactions, L-1 will file with the SEC a Registration Statement on Form S-4 and Digimarc will file with the SEC a proxy statement/prospectus. Investors are urged to read the Registration Statement and proxy statement/prospectus carefully when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements thereto, because they will contain important information. Investors and other interested parties will be able to obtain free copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC (when available) from the SEC's website at www.sec.gov. In addition, investors and other interested parties will be able to obtain free copies of the Registration Statement and proxy statement/prospectus (when available) by directing a request by mail or telephone to L-1, 177 Broad Street, Stamford, Connecticut 06901, Attention: Investor Relations, telephone: (203) 504-1100, or to Digimarc, 9405 SW Gemini Drive, Beaverton, Oregon 97008, Attention: Investor Relations, telephone: (503) 469-4659.

L-1, Digimarc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Digimarc in connection with the transactions described herein. Information regarding the special interests of these directors and executive officers will be included in the Registration Statement and proxy statement/prospectus described above. Additional information regarding L-1's directors and executive officers is set forth in L-1's most recent proxy statement, which was filed with the SEC on March 20, 2008. Additional information regarding Digimarc's directors and executive officers is set forth in Digimarc's most recent proxy statement,


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which was filed with the SEC on March 12, 2008. These documents are available free of charge from the SEC's web site at www.sec.gov and from L-1 and Digimarc at their respective addresses set forth in the preceding paragraph.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

EXHIBIT
NUMBER        DESCRIPTION
--------      ------------------------------------------------------------------

  2.1 Agreement and Plan of Merger, dated as of March 23, 2008, by and among L-1 Identity Solutions, Inc., Dolomite Acquisition Co. and Digimarc Corporation

  10.1        Form of Support Agreement

  99.1        Press release of L-1 Identity Solutions, Inc., dated March 24,
              2008







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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      L-1 IDENTITY SOLUTIONS, INC.


Date:  March 24, 2008                 By:    /s/  Mark S. Molina
                                          ----------------------------------
                                          Mark S. Molina
                                          Executive Vice President, Chief Legal
                                          Officer and Secretary



























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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
--------      ------------------------------------------------------------------

  2.1 Agreement and Plan of Merger, dated as of March 23, 2008, by and among L-1 Identity Solutions, Inc., Dolomite Acquisition Co. and Digimarc Corporation

  10.1        Form of Support Agreement

  99.1        Press release of L-1 Identity Solutions, Inc., dated March 24,
              2008